THE ALGER

                                                                 RETIREMENT FUND

                                                                      PROSPECTUS

                                                               FEBRUARY 25, 2000

TABLE OF CONTENTS
--------------------------------------------------------------------------------
2 ............Risk/Return Summary: Investments, Risks & Performance

      2 ......Investments

              Alger Small Cap
              Retirement Portfolio ............  2
              Alger MidCap Growth
              Retirement Portfolio ............  2
              Alger Capital Appreciation
              Retirement Portfolio ............  2

      3 ......Risks

              Alger Small Cap
              Retirement Portfolio ............  3
              Alger MidCap Growth
              Retirement Portfolio ............  3
              Alger Capital Appreciation
              Retirement Portfolio ............  3

      3 ......Performance

              Alger Small Cap
              Retirement Portfolio ............  4
              Alger MidCap Growth
              Retirement Portfolio ............  4
              Alger Capital Appreciation
              Retirement Portfolio ............  4

5 ............Fees and Expenses

6 ............Management and Organization

7 ............Shareholder Information

              Distributor .....................  7
              Transfer Agent ..................  7
              Purchasing and Redeeming
              Fund Shares .....................  7

8 ............Financial Highlights

              Alger Small Cap
              Retirement Portfolio ............  8
              Alger MidCap Growth
              Retirement Portfolio ............  9
              Alger Capital Appreciation
              Retirement Portfolio ............  10

Back Cover:   How to obtain more information

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RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER RETIREMENT FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth
Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o Positive  Life Cycle  Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER SMALL CAP RETIREMENT PORTFOLIO

GOAL

THE ALGER SMALL CAP RETIREMENT PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests in the equity securities of small capitalization companies. A small capitalization company has a market capitalization within the range of companies in the Russell(R) 2000 Growth Index or the S&P (R) SmallCap 600 Index.

ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

GOAL

THE  ALGER  MIDCAP  GROWTH   RETIREMENT   PORTFOLIO  SEEKS   LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P (R) MidCap 400 Index.

ALGER CAPITAL  APPRECIATION  RETIREMENT PORTFOLIO

GOAL

THE ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

[GRAPHIC OMITTED]

RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Furthermore, the returns of a fund concentrating on "growth" stocks tend to vary more widely over time than those of funds that focus on "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short-term trading may increase a portfolio's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER SMALL CAP
RETIREMENT PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less-seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Portfolios."

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions. The Average Annual Total Return Tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

o S&P(R)500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P(R)Midcap  400  Index:  An   index  of  common  stocks  designed  to  track
  performance of medium capitalization companies.

o Russell(R)2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies.


ALGER SMALL CAP RETIREMENT PORTFOLIO

Annual Total Return as of December 31 each year (%)

[Figures below represent chart in printed piece]

94        3.51
95       60.83
96       14.83
97       14.21
98       25.01
99       52.16

Best Quarter:               Q4 1998   30.16%
Worst Quarter:              Q3 1998  -18.73%

Average Annual Total Return as of December 31, 1999
                                               Since
                                             Inception
                        1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
Small Cap               52.16%     32.03%      27.14%
Russell 2000 Growth     43.10%     18.99%      14.86%


ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

Annual Total Return as of December 31 each year (%)

[Figures below represent chart in printed piece]

94        9.77
95       51.89
96       15.19
97       20.25
98       39.21
99       41.77

Best Quarter:              Q4 1998  31.43%
Worst Quarter:             Q3 1998  -13.34%

Average Annual Total Return as of December 31, 1999

                                               Since
                                             Inception
                        1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
MidCap                  41.77%     32.94%      28.88%
S&P Midcap 400          14.72%     23.05%      18.21%


ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

Annual Total Return as of December 31 each year (%)

[Figures below represent chart in printed piece]

94       -8.34
95       54.51
96       10.06
97       25.44
98       63.44
99       88.73

Best Quarter:               Q4 1999  38.50%
Worst Quarter:              Q2 1994  -12.20%

Average Annual Total Return as of December 31, 1999

                                               Since
                                             Inception
                        1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
Capital Appreciation    88.73%     45.76%    35.37%
S&P 500                 21.04%     28.56%    23.02%


4
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FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the portfolios.

                                               Alger       Alger        Alger
                                               Small      MidCap       Capital
                                                Cap       Growth    Appreciation
                                            Retirement  Retirement   Retirement
                                             Portfolio   Portfolio    Portfolio
--------------------------------------------------------------------------------

  Shareholder Fees
    (fees paid directly from
    your investment)                            None        None        None
  Annual Fund Operating Expenses
    (as a percentage of average
    net assets)
  Management Fees                               .85%        .80%        .85%
  Distribution fees                             None        None        None
  Other Expenses                                .17%        .43%        .44%
                                             -------     -------     -------
  Total Fund Operating Expenses                1.02%       1.23%       1.29%
                                             =======     =======     =======

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               Alger             Alger           Alger
                               Small            MidCap          Capital
                                Cap             Growth       Appreciation
                            Retirement        Retirement      Retirement
                             Portfolio         Portfolio       Portfolio
---------------------------------------------------------------------------

  One Year                    $  104          $  125            $  131
  Three Years                    325             390               409
  Five Years                     563             676               708
  Ten Years                    1,248           1,489             1,557

The Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating retirement plans, at an annual rate of up to .25% of the net asset value of shares of the Fund held by those plans.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

The portfolios may invest up to 100% of their assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
One World Trade Center
Suite 9333
New York, NY 10048

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/99) $10.69 billion in mutual fund assets as well as $6.75 billion in other assets. The Manager makes investment decisions for the portfolios and continuously reviews and administers their investment programs. These management responsibilities are subject to the Fund's Board of Trustees' supervision. The Fund has had the same manager since its inception, and the portfolios pay the Manager fees at these annual rates based on a percentage of average daily net assets: SmallCap and Capital Appreciation--.85%; and MidCap Growth--.80%.

PORTFOLIO  MANAGERS

David Alger, Seilai Khoo and Ron Tartaro are the individuals responsible for the day-to-day management of portfolio investments. Mr. Alger, a manager of all portfolios since their inception, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo, a co-manager of the Small Cap and Capital Appreciation portfolios, has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President and co-manager since 1995. Mr. Tartaro, a co-manager of the MidCap Growth portfolio, has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President and co-manager since 1995.

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SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value", or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions annually. The Fund expects that its annual distributions to shareholders will consist of both capital gains and net investment income.

Participants in defined contribution and defined benefit plans ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from a plan are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 591/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

                                              ----------------------------------
                                                        NAV (NET ASSET VALUE) IS
                                                              COMPUTED BY ADDING
                                                      TOEGETHER THE VALUE OF THE
                                                         FUND'S INVESTMENTS PLUS
                                                          CASH AND OTHER ASSETS,
                                                     SUBTRACTING ITS LIABILITIES
                                                           AND THEN DIVIDING THE
                                                     RESULT BY THE NUMBER OF ITS
                                                             OUTSTANDING SHARES.
                                             -----------------------------------

PURCHASING AND REDEEMING FUND SHARES

The Fund is an investment vehicle for defined benefit and defined contribution plans. An individual cannot invest in the Fund directly, but may do so only through one of these sources. The Fund's shares are held in the names of the plans.

The Fund's shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent. All orders for purchase of shares are subject to acceptance or rejection by the Fund or its transfer agent. The transfer agent pays for redemptions within 7 days after it accepts a redemption request.

The Fund may redeem some shares "in kind", which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

FINANCIAL HIGHLIGHTS

[GRAPHIC OMITTED]

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

 ALGER SMALL CAP RETIREMENT PORTFOLIO

  For a share outstanding throughout the period

                                                                                                         From
                                                                                                   November 8, 1993
                                                                                                   (commencement of
                                                                                                    operations) to
                                                              Year Ended October 31,                  Oct. 31(i)
--------------------------------------------------------------------------------------------------------------------
                                               1999       1998        1997        1996        1995       1994
                                               -----      -----       -----       -----       -----      -----
  Net asset value, beginning of period        $16.37     $18.00      $17.87      $17.92      $10.83     $10.00
                                             -------    -------     -------     -------     -------    -------
  Net investment income (loss)                 (0.12)(ii) (0.08)      (0.10)      (0.05)      (0.07)     (0.07)
  Net realized and unrealized gain (loss)
    on investments                              8.65       0.02        3.13        1.72        7.23       0.90
                                             -------    -------     -------     -------     -------    -------
  Total from investment operations              8.53      (0.06)       3.03        1.67        7.16       0.83
  Distributions from net realized gains        (2.08)     (1.57)      (2.90)      (1.72)      (0.07)        --
                                             -------    -------     -------     -------     -------    -------
  Net asset value, end of period              $22.82     $16.37      $18.00      $17.87      $17.92     $10.83
                                             =======    =======     =======     =======     =======    =======
  Total Return                                 52.7%      (1.8%)      19.0%        9.2%       66.2%       8.3%
                                             =======    =======     =======     =======     =======    =======
  Ratios and Supplemental Data:
    Net assets, end of period
      (000's omitted)                        $63,711    $29,938     $31,499     $30,043     $23,002     $9,513
                                             =======    =======     =======     =======     =======    =======
    Ratio of expenses to average net assets    1.02%      1.03%       1.06%       1.05%       1.13%      1.47%
                                             =======    =======     =======     =======     =======    =======
    Ratio of net investment (income) loss
      to average net assets                   (0.57%)    (0.55%)     (0.62%)     (0.54%)     (0.73%)    (0.80%)
                                             =======    =======     =======     =======     =======    =======
    Portfolio Turnover Rate                  193.32%    169.97%     134.25%     182.49%     104.84%    186.76%
                                             =======    =======     =======     =======     =======    =======


(i) Ratios have been annualized; total return has not been annualized.
(ii) Amount was computed based on average shares outstanding during the year.

  ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

  For a share outstanding throughout the period

                                                                                                         From
                                                                                                   November 8, 1993
                                                                                                   (commencement of
                                                                                                    operations) to
                                                              Year Ended October 31,                  Oct. 31(i)
---------------------------------------------------------------------------------------------------------------------
                                               1999       1998        1997        1996        1995       1994
                                               -----      -----       -----       -----       -----      -----
  Net asset value, beginning of period         $8.83     $11.36      $14.48      $16.34      $11.66     $10.00
                                             -------    -------     -------     -------     -------    -------
  Net investment income (loss)                 (0.05)(ii) (0.06)(ii)  (0.15)      (0.07)      (0.07)     (0.09)
  Net realized and unrealized gain (loss)
    on investments                              3.78       1.78        3.46        1.09        6.07       1.75
                                             -------    -------     -------     -------     -------    -------
  Total from investment operations              3.73       1.72        3.31        1.02        6.00       1.66
  Distributions from net realized gains        (0.76)     (4.25)      (6.43)      (2.88)      (1.32)        --
                                             -------    -------     -------     -------     -------    -------
  Net asset value, end of period              $11.80      $8.83      $11.36      $14.48      $16.34     $11.66
                                             =======    =======     =======     =======     =======    =======
  Total Return                                 42.4%      11.5%       28.6%        6.2%       54.1%      16.6%
                                             =======    =======     =======     =======     =======    =======
  Ratios and Supplemental Data:
    Net assets, end of period
      (000's omitted)                        $28,233     $6,667      $6,435      $9,726     $10,914     $6,774
                                             =======    =======     =======     =======     =======    =======
    Ratio of expenses to average net assets    1.23%      1.22%       1.31%       1.16%       1.23%      1.53%
                                             =======    =======     =======     =======     =======    =======
    Ratio of net investment income (loss)
      to average net assets                   (0.49%)    (0.52%)     (0.79%)     (0.45%)     (0.69%)    (0.89%)
                                             =======    =======     =======     =======     =======    =======
    Portfolio Turnover Rate                  165.68%    184.23%     183.31%     170.21%     132.74%    134.06%
                                             =======    =======     =======     =======     =======    =======

(i) Ratios have been annualized; total return has not been annualized.
(ii) Amount was computed based on average shares outstanding during the year.

  ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO(I)

  For a share outstanding throughout the period

                                                                                                         From
                                                                                                   November 8, 1993
                                                                                                   (commencement of
                                                                                                    operations) to
                                                              Year Ended October 31,                  Oct. 31(ii)
----------------------------------------------------------------------------------------------------------------------
                                               1999       1998        1997        1996        1995       1994
                                               -----      -----       -----       -----       -----      -----
  Net asset value, beginning of period         $8.98      $9.70       $9.88      $12.72      $10.08     $10.00
                                           ---------    -------     -------     -------     -------    -------
  Net investment income (loss)                 (0.09)(iii)(0.08)(iii) (0.10)(iii) (0.07)      (0.19)     (0.23)
  Net realized and unrealized gain (loss)
    on investments                              7.63       2.96        2.51        0.83        5.30       0.31
                                           ---------    -------     -------     -------     -------    -------
  Total from investment operations              7.54       2.88        2.41        0.76        5.11       0.08
  Distributions from net realized gains        (0.33)     (3.60)      (2.59)      (3.60)      (2.47)        --
                                           ---------    -------     -------     -------     -------    -------
  Net asset value, end of period              $16.19      $8.98       $9.70       $9.88      $12.72     $10.08
                                           =========    =======     =======     =======     =======    =======
  Total Return                                 84.3%      28.1%       26.1%        6.1%       54.4%       0.8%
                                           =========    =======     =======     =======     =======    =======
  Ratios and Supplemental Data:
    Net assets, end of period
      (000's omitted)                        $96,711     $5,587      $4,520      $6,703      $8,116     $5,251
                                           =========    =======     =======     =======     =======    =======
    Ratio of expenses excluding
      interest to average net assets           1.28%      1.37%       1.47%       1.37%       1.43%      1.78%
                                           =========    =======     =======     =======     =======    =======
    Ratio of expenses including
      interest to average net assets           1.29%      1.44%       1.62%       1.44%       2.70%      2.87%
                                           =========    =======     =======     =======     =======    =======
    Ratio of net investment income (loss)
      to average net assets                   (0.59%)    (0.79%)     (1.02%)     (0.94%)     (2.32%)    (2.53%)
                                           =========    =======     =======     =======     =======    =======
    Portfolio Turnover Rate                  155.40%    177.09%     159.56%     203.46%     188.53%    229.11%
                                           =========    =======    ========     =======    ========   ========
    Amount of debt outstanding at end
      of period                                   --         --    $127,000          --    $302,600   $955,600
                                           =========    =======    ========     =======    ========   ========
    Average amount of debt outstanding
      during the period                      $42,036    $49,890    $127,915     $62,130    $939,600   $826,076
                                           =========    =======    ========     =======    ========   ========
    Average daily number of shares
      outstanding during the period        2,470,314    505,939     511,947     595,051     565,805    515,270
                                           =========    =======     =======     =======     =======    =======
    Average amount of debt per share
      during the period                       $ 0.02     $ 0.10      $ 0.25      $ 0.10      $ 1.66     $ 1.60
                                           =========    =======    ========     =======    ========    =======

  (i) Prior toApril 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.
 (ii) Ratios have been annualized;  total return has not been annualized.
(iii) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:
By telephone:   1-800-992-3362

By mail:        The Alger Retirement Fund
                One World Trade Center
                Suite 9333
                New York, NY 10048


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period of the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED



The Alger Retirement Fund

SEC File #811-7986                                                          RP20


                                                                       THE ALGER
                                                                 RETIREMENT FUND

      AVAILABLE FOR INVESTMENT BY DEFINED
      CONTRIBUTION PLANS AND DEFINED
      BENEFIT PLANS


                                                                      PROSPECTUS
                                                               FEBRUARY 25, 2000


                                            ALGER SMALL CAP RETIREMENT PORTFOLIO
                                        ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
                                 ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO



      As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

      An investment in the Fund is not a deposit of a bank and is not insured or
      guaranteed  by  the  Federal  Deposit   Insurance   Corporation  or  other
      government agency.